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                                                                   EXHIBIT 99.1

                  CERTIFICATION OF CHIEF EXECUTIVE OFFICER OF
                        SED INTERNATIONAL HOLDINGS, INC.
                       PURSUANT TO 18 U.S.C. SECTION 1350

         In connection with the annual report of SED International Holdings, Inc. (the "Registrant") on Form 10-K/A for the fiscal year ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gerald Diamond, the Chief Executive Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, that, to my knowledge:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of SED International Holdings, Inc.



                                       /s/ Gerald Diamond
                                       ----------------------------
                                       Gerald Diamond
                                       Chief Executive Officer
                                       Dated: November 27, 2002